SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 28, 2005
ALION SCIENCE AND TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 West 35th Street Chicago, IL 60616 (312) 567-4000	1750 Tysons Boulevard Suite 1300 McLean, VA 22102 (703) 918-4480

(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 28, 2005, the Chief Executive Officer of Alion Science and Technology Corporation (the “Company”) executed the Alion Science and Technology Corporation Board of Directors Phantom Stock Plan (the “Director Phantom Plan”), which was approved at a meeting of the Company’s board of directors held on November 8, 2005.
The Director Phantom Plan provides for annual grants of phantom stock units to outside directors of the Company. Grants are automatically made as of the first meeting of the board of directors of the Company each fiscal year. New directors appointed in the middle of the year are also eligible for awards. Unless and until the Compensation Committee of the Company’s board of directors determines otherwise, the amount of each annual award is the number of phantom stock units determined by dividing $35,000 by the fair market value of one share of Company common stock. Awards normally vest over three years, or upon the death or disability of the Director or a change in control of the Company. Awards continue to vest if the Director fails to be reelected at the conclusion of his or her term. The Director Phantom Plan has a 10 year term. Subject to adjustments for corporate transactions, the shares of Company common stock that may be used for reference purposes under this plan will not exceed 2,000,000, reduced by any shares of Company common stock used for reference purposes with respect to awards issued under the Alion Science and Technology Corporation Phantom Stock Plan and the Alion Science and Technology Corporation Performance Shares and Retention Phantom Stock Plan.
A copy of the Director Phantom Plan is attached to this current report on Form 8-K as Exhibit 10.57 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Director Phantom Plan is not intended to be complete, and is qualified in its entirety by the complete text of the Director Phantom Plan.
On November 28, 2005, the Chief Executive Officer of the Company executed the amended and restated Alion Science and Technology Corporation Phantom Stock Plan (the “Restated Original Phantom Plan”), which was approved at a meeting of the Company’s board of directors held on November 8, 2005.
Pursuant to the Restated Original Phantom Plan, the plan was amended to comply with the new proposed regulations issued under Section 409A of the Internal Revenue Code. Other changes to this plan include (a) an increase in the cap on the number of shares of phantom stock issuable under the plan up to 2,000,000 (minus shares of phantom stock issued under the Director Phantom Plan and the Alion Science and Technology Corporation Performance Shares and Retention Phantom Stock Plan), and (b) the addition of a one-time participant election to receive a cash-out out of shares of phantom stock as they vest with respect to awards that vest after December 31, 2004.
A copy of the Restated Original Phantom Plan is attached to this current report on Form 8-K as Exhibit 10.58 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Restated Original Phantom Plan is not intended to be complete, and is qualified in its entirety by the complete text of the Restated Original Phantom Plan.

On November 28, 2005, the Chief Executive Officer of the Company executed the amended and restated Alion Science and Technology Corporation Performance Shares and Retention Phantom Stock Plan (the “Restated Performance Phantom Plan”), which was approved at a meeting of the Company’s board of directors held on November 8, 2005.
Pursuant to the Restated Performance Phantom Plan, the plan was amended to comply with the new proposed regulations issued under Section 409A of the Internal Revenue Code. Other changes to this plan include (a) an increase in the cap on the number of shares of phantom stock issuable under the plan up to 2,000,000 (minus shares of phantom stock issued under the Company phantom stock plans described above), and (b) the addition of a one-time participant election to receive a cash-out out of shares of phantom stock as they vest.
A copy of the Restated Performance Phantom Plan is attached to this current report on Form 8-K as Exhibit 10.59 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Restated Performance Phantom Plan is not intended to be complete, and is qualified in its entirety by the complete text of the Restated Performance Phantom Plan.
On November 28, 2005, the Chief Executive Officer of the Company executed the amended and restated Alion Science and Technology Corporation 2002 Stock Appreciation Rights Plan (the “Restated 2002 SAR Plan”), which was approved at a meeting of the Company’s board of directors held on November 8, 2005.
Pursuant to the Restated 2002 SAR Plan, the plan was amended to comply with the new proposed regulations issued under Section 409A of the Internal Revenue Code. Other changes to this plan include (a) the addition of a one-time participant election to receive a cash-out out of SARs as they vest with respect to awards that vest after December 31, 2004, and (b) a provision providing for full vesting of awards upon death or disability of the participant or change in control of the Company.
A copy of the Restated 2002 SAR Plan is attached to this current report on Form 8-K as Exhibit 10.60 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Restated 2002 SAR Plan is not intended to be complete, and is qualified in its entirety by the complete text of the Restated 2002 SAR Plan.
On November 28, 2005, the Chief Executive Officer of the Company executed the amended and restated Alion Science and Technology Corporation 2004 Stock Appreciation Rights Plan (the “Restated 2004 SAR Plan”), which was approved at a meeting of the Company’s board of directors held on November 8, 2005.

Pursuant to the Restated 2004 SAR Plan, the plan was amended to comply with the new proposed regulations issued under Section 409A of the Internal Revenue Code. Other changes to this plan include (a) an increase in the amount of SARs available for award from 10% of Company shares outstanding on a fully diluted basis to 12% of Company shares outstanding on a fully diluted basis, (b) the addition of a one-time participant election to receive a cash-out of SARs as they vest, (c) a provision providing for full vesting of outstanding awards upon the death or disability of the participant, and (d) a change in the terms of payment of new SAR awards upon a change of control of the Company.
A copy of the Restated 2004 SAR Plan is attached to this current report on Form 8-K as Exhibit 10.61 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Restated 2004 SAR Plan is not intended to be complete, and is qualified in its entirety by the complete text of the Restated 2004 SAR Plan.
On November 28, 2005, the Chief Executive Officer of the Company executed the amended and restated Alion Executive Deferred Compensation Plan (the “Restated Executive Deferred Comp Plan”), which was approved at a meeting of the Company’s board of directors held on November 8, 2005.
Pursuant to the Restated Executive Deferred Comp Plan, among other changes, the plan was amended to comply with the new proposed regulations issued under Section 409A of the Internal Revenue Code.
A copy of the Restated Executive Deferred Comp Plan is attached to this current report on Form 8-K as Exhibit 10.62 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Restated Executive Deferred Comp Plan is not intended to be complete, and is qualified in its entirety by the complete text of the Restated Executive Deferred Comp Plan.
On November 28, 2005, the Chief Executive Officer of the Company executed the amended and restated Alion Director Deferred Compensation Plan (the “Restated Director Deferred Comp Plan”), which was approved at a meeting of the Company’s board of directors held on November 8, 2005.
Pursuant to the Restated Director Deferred Comp Plan, among other changes, the plan was amended to (a) comply with the new proposed regulations issued under Section 409A of the Internal Revenue Code, and (b) provide for the deferral of the proceeds of shares of phantom stock issued under the Director Phantom Plan.
A copy of the Restated Director Deferred Comp Plan is attached to this current report on Form 8-K as Exhibit 10.63 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Restated Director Deferred Comp Plan is not intended to be complete, and is qualified in its entirety by the complete text of the Restated Director Deferred Comp Plan.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

10.57	Alion Science and Technology Corporation Board of Directors Phantom Stock Plan
10.58	Amended and Restated Alion Science and Technology Corporation Phantom Stock Plan
10.59	Amended and Restated Alion Science and Technology Corporation Performance Shares and Retention Phantom Stock Plan
10.60	Amended and Restated Alion Science and Technology Corporation 2002 Stock Appreciation Rights Plan
10.61	Amended and Restated Alion Science and Technology Corporation 2004 Stock Appreciation Rights Plan
10.62	Amended and Restated Alion Science and Technology Corporation Executive Deferred Compensation Plan
10.63	Amended and Restated Alion Science and Technology Corporation Director Deferred Compensation Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 2, 2005

ALION SCIENCE AND TECHNOLOGY CORPORATION
By:	/s/ John M. Hughes
	Name:	John M. Hughes
	Title:	Chief Financial Officer